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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 7, 1997
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                                Bell Industries, Inc.
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                (Exact name of registrant as specified in its charter)

California                         1-7899                   95-2039211
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(State or other                (Commission File            (I.R.S. Employer
jurisdiction of                     Number)                 Identification
incorporation)                                                  Number)

  11812 San Vicente Boulevard, Los Angeles, California 90049-5022
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       (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:  (310) 826-2355
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   (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 26, 1996, Bell Industries, Inc., a California corporation (the "Registrant"), ME Acquisition, Inc., a New York corporation and wholly-owned subsidiary of the Registrant (the "Purchaser"), and Milgray Electronics, Inc., a New York corporation ("Milgray"), executed an Agreement and Plan of Merger (the "Merger Agreement"), which provides for the merger (the "Merger") of the Purchaser with and into Milgray and the conversion of all of the outstanding shares (the "Shares") of common stock of Milgray, par value $.25 per share, into the right to receive cash in the amount of $14.77 per Share. The Merger Agreement also provides for the Purchaser to commence a tender offer (the "Tender Offer") for any and all Shares at a price of $14.77 per Share, net to the seller in cash (the "Offer Price"). The Offer was commenced on December 4, 1996 and expired in accordance with its terms at 5:00 p.m., New York City time, on January 7, 1997.

         Pursuant to the Tender Offer, the Purchaser acquired 6,582,250 Shares, representing approximately 97.1% of the outstanding Shares. Pursuant to the terms of the Merger Agreement, on January 15, 1996, the Purchaser was merged with and into Milgray. The aggregate purchase price paid for the Shares in the Tender Offer and the Merger was approximately $100 million.

         In order (i) to finance the purchase of the Shares pursuant to the Tender Offer and the Merger and to pay certain related fees and expenses related to the Tender Offer and the Merger, (ii) to refinance certain existing debt of the Registrant and, after consummation of the Merger, Milgray and (iii) for working capital and general corporate purposes of the Registrant and its subsidiaries, the Registrant obtained a $250 million credit facility from Union Bank of California, N.A. pursuant to a credit agreement (the "Credit Agreement") dated as of January 7, 1997. The Credit Agreement provides for credit facilities relating to the Tender Offer consisting of a tender loan (the "Tender Loan") of up to $175 million, which was repaid on the effective date of the Merger, a $50 million term loan facility (the "Term Loan") and a $200 million revolving credit facility (the "Revolving Credit Facility"), which will be available from time to time on and after the effective date of the Merger (the Tender Loan, the Term Loan and the Revolving Credit Facility are referred to collectively as the "Facilities").

         The Facilities are guaranteed by each of the Registrant's domestic subsidiaries (including, from and after the consummation of the Merger, Milgray and its subsidiaries). The loans under the Facilities and the guarantees are secured by (i) all of the shares of capital stock of all of the Registrant's subsidiaries (except the stock of Milgray and its subsidiaries during the period from the purchase of and payment for Shares pursuant to the Tender Offer and the consummation of the Merger) and (ii) all accounts receivable and inventory of the Registrant and its subsidiary guarantors. The Credit Agreement also contains customary





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covenants, representations and warranties, events of default and indemnification provisions and customary conditions to the making of future advances under the Revolving Credit Facility.

         The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein in its entirety by reference.

ITEM 5.  OTHER EVENTS

         On January 8, 1997, the Company issued a press release regarding the completion of the Tender Offer, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein in its entirety by reference.

         On January 16, 1997, the Company issued a press release regarding the consummation of the Merger, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein in its entirety by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following are furnished as exhibits to this report:

         2.1 Agreement and Plan of Merger, dated as of November 26, 1996, among Bell Industries, Inc., ME Acquisition, Inc. and Milgray Electronics, Inc. (incorporated by reference to the Schedule 14D-1 filed by the Registrant and the Purchaser on December 4,
               1996)

         10.1 Credit Agreement dated as of January 7, 1997 among Bell Industries, Inc., Bell Ontario Holding, Inc., the Lenders listed therein, and Union Bank of California, N.A., as Agent (which includes, among other exhibits, Form of Company Security Agreement, Form of Company Pledge Agreement, Form of Subsidiary Security Agreement, Form of Subsidiary Guaranty and Form of Subsidiary Pledge Agreement)

         99.1 Press Release issued on January 8, 1997 by the Registrant (incorporated by reference to Amendment No. 3 to Schedule 14D-1 filed by the Registrant and the Purchaser on January 8, 1997)

         99.2  Press Release issued on January 16, 1997 by the Registrant

         99.3 Financial statements for Milgray Electronics, Inc. for the fiscal years ended September 30, 1996, 1995 and 1994, together with the report of Grant Thornton LLP with respect thereto





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Bell Industries, Inc.

                                          By:   /S/ TRACY A. EDWARDS
                                             -----------------------------------
                                              Tracy A. Edwards
                                              Vice President and Chief
                                              Financial Officer

Date:  January 22, 1997





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                               INDEX OF EXHIBITS

Exhibit No.    Description
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   2.1         Agreement and Plan of Merger, dated as of November 26, 1996, among Bell Industries, Inc., ME Acquisition, Inc. and Milgray
               Electronics, Inc. (incorporated by reference to the Schedule
               14D-1 filed by the Registrant and the Purchaser on December 4,
               1996)

   10.1 Credit Agreement dated as of January 7, 1997 among Bell Industries, Inc., Bell Ontario Holding, Inc., the Lenders listed therein, and Union Bank of California, N.A., as Agent (which includes, among other exhibits, Form of Company Security Agreement, Form of Company Pledge Agreement, Form of Subsidiary Security Agreement, Form of Subsidiary Guaranty and Form of Subsidiary Pledge Agreement)

   99.1 Press Release issued on January 8, 1997 by the Registrant (incorporated by reference to Amendment No. 3 to the Schedule 14D-1 filed by the Registrant and the Purchaser on January 8,
               1997)

   99.2        Press Release issued on January 16, 1997 by the Registrant

   99.3 Financial statements for Milgray Electronics, Inc. for the fiscal years ended September 30, 1996, 1995 and 1994, together with the report of Grant Thornton LLP with respect thereto




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